RECEIVABLES	12 Months Ended
Jun. 29, 2018
Receivables [Abstract]
RECEIVABLES
NOTE 5: RECEIVABLES
Receivables are summarized below:

	2018	2017

	(In millions)
Accounts receivable	$468	$368
Less allowances for collection losses	(2)	(3)
	$466	$365

We have a receivables sale agreement (“RSA”) with a third-party financial institution that permits us to sell, on a nonrecourse basis, up to $50 million of outstanding receivables at any given time. From time to time, we have sold certain customer receivables under the RSA, which we continue to service and collect on behalf of the third-party financial institution. Receivables sold pursuant to the RSA meet the requirements for sales accounting under Accounting Standards Codification 860, Transfers and Servicing, and accordingly, are derecognized from our Consolidated Balance Sheet at the time of sale. Outstanding accounts receivable sold pursuant to the RSA were not material as of the end of fiscal 2018 and 2017.